UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2026

Date of Report (Date of earliest event reported)

JUPITER NEUROSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41265	47-4828381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Kew Gardens Ave, Suite 210, Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

(561) 406-6154

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 21, 2026, Jupiter Neurosciences, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement with the investors named therein, pursuant to which the Company issued and sold 307,692 shares of common stock, par value $0.0001 per share, of the Company, at a price of $6.50 per share in a registered direct offering (the “Offering”). On August 24, 2026, the Company closed the Offering for aggregate gross proceeds to the Company of approximately $2.0 million before deducting the placement agent’s fees and related offering expenses.

Based on the foregoing transactions, as of the date of the filing of this Current Report on Form 8-K, the Company believes it has stockholders’ equity in excess of the $2.5 million stockholders’ equity requirement for continued listing on The Nasdaq Capital Market (“Nasdaq”). The Company is awaiting Nasdaq’s formal determination that it has evidenced compliance with the minimum stockholders’ equity rule and intends to provide an update upon receipt of such determination. The Company understands that Nasdaq will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of the filling of its next periodic report the Company does not evidence compliance, the Company’s securities may be subject to delisting.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER NEUROSCIENCES, INC.

Dated: August 24, 2026	By:	/s/ Christer Rosen
	Name:	Christer Rosen
	Title:	Chief Executive Officer